                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                          415,703.64
        Available Funds:
               Contract Payments due and received in this period                                  4,930,655.96
               Contract Payments due in prior period(s) and received in this period                 631,359.36
               Contract Payments received in this period for next period                            188,036.19
               Sales, Use and Property Tax, Maintenance, Late Charges                                90,957.58
               Prepayment Amounts related to early termination in this period                     2,006,374.01
               Servicer Advance                                                                     541,064.50
               Proceeds received from recoveries on previously Defaulted Contracts                        0.00
               Transfer from Reserve Account                                                          7,134.60
               Interest earned on Collection Account                                                  6,540.49
               Interest earned on Affiliated Account                                                  1,412.65
               Proceeds from repurchase of Contracts per Contribution and
                   Servicing Agreement Section 5.03                                                       0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                   (Substituted contract < Predecessor contract)                                    116,955.20
               Amounts paid under insurance policies                                                      0.00
               Any other amounts                                                                          0.00

                                                                                           --------------------
        Total Available Funds                                                                     8,936,194.18
        Less: Amounts to be Retained in Collection Account                                          428,619.01
                                                                                           --------------------
        AMOUNT TO BE DISTRIBUTED                                                                  8,507,575.17
                                                                                           ====================


        DISTRIBUTION OF FUNDS:
               1.   To Trustee -  Fees                                                                    0.00
               2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                        Servicer Advances                                                           631,359.36
               3.   To Noteholders (For Servicer Report immediately following
                        the Final Additional Closing Date)

                         a) Class A1 Principal and Interest                                               0.00
                         a) Class A2 Principal (distributed after A1 Note matures)
                            and Interest                                                          5,788,114.98
                         a) Class A3 Principal (distributed after A2 Note matures)
                            and Interest                                                            419,826.66
                         a) Class A4 Principal (distributed after A3 Note matures)
                            and Interest                                                            508,746.22
                         b) Class B Principal and Interest                                          114,769.96
                         c) Class C Principal and Interest                                          230,271.99
                         d) Class D Principal and Interest                                          155,147.11
                         e) Class E Principal and Interest                                          204,763.61

               4.   To Reserve Account for Requirement per Indenture Agreement
                        Section 3.08                                                                      0.00
               5.   To Issuer - Residual  Principal and Interest and Reserve
                         Account Distribution
                         a) Residual Interest (Provided no Restricting or
                              Amortization Event in effect)                                          78,912.82
                         b) Residual Principal (Provided no Restricting or
                              Amortization Event in effect)                                         193,880.13
                         c)  Reserve Account Distribution (Provided no
                              Restricting or Amortization Event in effect)                            7,134.60
               6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                              Earned and Any Other Amounts                                           98,910.72
               7.   To Servicer, Servicing Fee and other Servicing Compensations                     75,737.01
                                                                                           --------------------
        TOTAL FUNDS DISTRIBUTED                                                                   8,507,575.17
                                                                                           ====================

                                                                                           --------------------
        End of Period Collection Account Balance {Includes Payments in Advance
           & Restricting Event Funds (if any)}                                                      428,619.01
                                                                                           ====================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                $4,104,190.93
         - Add Investment Earnings                                                                    7,134.60
         - Add Transfer from Certificate Account (To Satisfy Reserve
               Account Requirement)                                                                       0.00
         - Less Distribution to Certificate Account                                                   7,134.60
                                                                                           --------------------
End of period balance                                                                            $4,104,190.93
                                                                                           ====================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
      Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                       $4,104,190.93
                                                                                           ====================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


         III.   CLASS A NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class A Notes
                          Pool A                                              130,324,680.32
                          Pool B                                               47,404,636.75
                                                                        ---------------------
                                                                                                     177,729,317.07
         Class A Overdue Interest, if any                                               0.00
         Class A Monthly Interest - Pool A                                        754,935.16
         Class A Monthly Interest - Pool B                                        274,602.07

         Class A Overdue Principal, if any                                              0.00
         Class A Monthly Principal - Pool A                                     3,664,430.37
         Class A Monthly Principal - Pool B                                     2,022,720.26
                                                                        ---------------------
                                                                                                       5,687,150.63
         Ending Principal Balance of the Class A Notes
                          Pool A                                              126,660,249.95
                          Pool B                                               45,381,916.49
                                                                        ---------------------       -------------------
                                                                                                     172,042,166.44
                                                                                                    ===================





         ---------------------------------------------------------------------------------------
         Interest Paid Per $1,000      Principal Paid Per $1,000               Ending Principal
         Original Face $240,779,000    Original Face $240,779,000              Balance Factor
               $ 4.275860                               $ 23.619795                  71.452314%
         ---------------------------------------------------------------------------------------


         IV.   CLASS A NOTE PRINCIPAL BALANCE


         Beginning Principal Balance of the Class A Notes
                          Class A1                                                        0.00
                          Class A2                                               17,925,317.07
                          Class A3                                               74,000,000.00
                          Class A4                                               85,804,000.00

                                                                          ---------------------
                                                                                                       177,729,317.07
         Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                               0.00
                          Class A2                                                  100,964.35
                          Class A3                                                  419,826.66
                          Class A4                                                  508,746.22

                                                                          ---------------------

         Class A Monthly Principal
                          Class A1                                                        0.00
                          Class A2                                                5,687,150.63
                          Class A3                                                        0.00
                          Class A4                                                        0.00

                                                                          ---------------------
                                                                                                        5,687,150.63
         Ending Principal Balance of the Class A Notes
                          Class A1                                                        0.00
                          Class A2                                               12,238,166.44
                          Class A3                                               74,000,000.00
                          Class A4                                               85,804,000.00

                                                                          ---------------------       -------------------
                                                                                                      172,042,166.44
                                                                                                      ===================







         Class A2
         ---------------------------------------------------------------------------------------
         Interest Paid Per $1,000      Principal Paid Per $1,000               Ending Principal
         Original Face $41,000,000     Original Face $41,000,000               Balance Factor
               $ 2.462545                              $ 138.710991                  29.849186%
         ---------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                              Pool A                                        2,221,315.45
                              Pool B                                          807,974.05
                                                                   ----------------------
                                                                                                      3,029,289.50

        Class B Overdue Interest, if any                                            0.00
        Class B Monthly Interest - Pool A                                      13,074.29
        Class B Monthly Interest - Pool B                                       4,755.60
        Class B Overdue Principal, if any                                           0.00
        Class B Monthly Principal - Pool A                                     62,461.88
        Class B Monthly Principal - Pool B                                     34,478.19
                                                                   ----------------------
                                                                                                         96,940.07
        Ending Principal Balance of the Class B Notes
                              Pool A                                        2,158,853.57
                              Pool B                                          773,495.86
                                                                   ----------------------
                                                                                              ---------------------
                                                                                                      2,932,349.43
                                                                                              =====================

        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $4,104,000     Original Face $4,104,000          Balance Factor
                   $ 4.344515                      $ 23.620875               71.451010%
        --------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                              Pool A                                      4,442,630.91
                              Pool B                                      1,615,948.09
                                                                 ----------------------
                                                                                                    6,058,579.00

        Class C Overdue Interest, if any                                          0.00
        Class C Monthly Interest - Pool A                                    26,685.40
        Class C Monthly Interest - Pool B                                     9,706.46
        Class C Overdue Principal, if any                                         0.00
        Class C Monthly Principal - Pool A                                  124,923.76
        Class C Monthly Principal - Pool B                                   68,956.37
                                                                 ----------------------
                                                                                                      193,880.13
        Ending Principal Balance of the Class C Notes
                              Pool A                                      4,317,707.15
                              Pool B                                      1,546,991.72
                                                                 ----------------------
                                                                                            ---------------------
                                                                                                    5,864,698.87
                                                                                            =====================

        --------------------------------------------------------------------------------
        Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
        Original Face $8,208,000     Original Face $8,208,000          Balance Factor
                   $ 4.433706                      $ 23.620874               71.451010%
        --------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


       VII.   CLASS D NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class D Notes
                                    Pool A                                        2,961,753.93
                                    Pool B                                        1,077,298.73
                                                                         ----------------------
                                                                                                            4,039,052.66

              Class D Overdue Interest, if any                                            0.00
              Class D Monthly Interest - Pool A                                      18,987.31
              Class D Monthly Interest - Pool B                                       6,906.38
              Class D Overdue Principal, if any                                           0.00
              Class D Monthly Principal - Pool A                                     83,282.51
              Class D Monthly Principal - Pool B                                     45,970.91
                                                                         ----------------------
                                                                                                              129,253.42
              Ending Principal Balance of the Class D Notes
                                    Pool A                                        2,878,471.42
                                    Pool B                                        1,031,327.82
                                                                         ----------------------     ---------------------
                                                                                                            3,909,799.24
                                                                                                    =====================

              --------------------------------------------------------------------------------
              Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
              Original Face $5,472,000     Original Face $5,472,000          Balance Factor
                         $ 4.732034                      $ 23.620874               71.451010%
              --------------------------------------------------------------------------------


       VIII.   CLASS E NOTE PRINCIPAL BALANCE

              Beginning Principal Balance of the Class E Notes
                                    Pool A                                      3,702,192.42
                                    Pool B                                      1,346,623.41
                                                                       ----------------------
                                                                                                          5,048,815.83

              Class E Overdue Interest, if any                                          0.00
              Class E Monthly Interest - Pool A                                    31,675.34
              Class E Monthly Interest - Pool B                                    11,521.49
              Class E Overdue Principal, if any                                         0.00
              Class E Monthly Principal - Pool A                                  104,103.14
              Class E Monthly Principal - Pool B                                   57,463.64
                                                                       ----------------------
                                                                                                            161,566.78
              Ending Principal Balance of the Class E Notes
                                    Pool A                                      3,598,089.28
                                    Pool B                                      1,289,159.77
                                                                       ----------------------     ---------------------
                                                                                                          4,887,249.05
                                                                                                  =====================

              --------------------------------------------------------------------------------
              Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
              Original Face $6,840,000     Original Face $6,840,000          Balance Factor
                         $ 6.315326                      $ 23.620874               71.451010%
              --------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                              Pool A                                               4,443,810.85
                              Pool B                                               1,616,497.05
                                                                                ----------------
                                                                                                                   6,060,307.90

        Residual Interest - Pool A                                                    52,374.64
        Residual Interest - Pool B                                                    26,538.18
        Residual Principal - Pool A                                                  124,923.76
        Residual Principal - Pool B                                                   68,956.37
                                                                                ----------------
                                                                                                                     193,880.13
        Ending Residual Principal Balance
                              Pool A                                               4,318,887.09
                              Pool B                                               1,547,540.68
                                                                                ----------------              ------------------
                                                                                                                   5,866,427.77
                                                                                                              ==================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                             75,737.01
         - Servicer Advances reimbursement                                                                           631,359.36
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                            98,910.72
                                                                                                              ------------------
        Total amounts due to Servicer                                                                                806,007.09
                                                                                                              ==================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


       XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

       POOL A
                Aggregate Discounted Contract Balance, as defined in Indenture
                   Agreement, at the beginning of the related Collection Period                                     148,096,383.87

                Aggregate Discounted Contract Balance of Additional Contracts
                   acquired during Collection Period                                                                          0.00

                Decline in Aggregate Discounted Contract Balance                                                      4,164,125.42
                                                                                                                   ----------------
                Aggregate Discounted Contract Balance, as defined in Indenture
                   Agreement, at the ending of the related Collection Period                                        143,932,258.45
                                                                                                                   ================

                Components of Decline in Aggregate Discounted Contract Balance:
                    - Principal portion of Contract Payments  and Servicer Advances              2,838,378.42

                    - Principal portion of Prepayment Amounts                                    1,325,747.00

                    - Principal portion of Contracts repurchased under Indenture
                        Agreement Section 4.02                                                           0.00

                    - Aggregate Discounted Contract Balance of Contracts that
                           have become Defaulted Contracts during the Collection
                           Period                                                                        0.00

                    - Aggregate Discounted Contract Balance of Substitute
                           Contracts added during Collection Period                                      0.00

                    - Aggregate Discounted Contract Balance of Predecessor
                           Contracts withdrawn during Collection Period                                  0.00

                                                                                                 -------------
                                   Total Decline in Aggregate Discounted Contract Balance        4,164,125.42
                                                                                                 =============
       POOL B
                Aggregate Discounted Contract Balance, as defined in Indenture
                   Agreement, at the beginning of the related Collection Period                                      53,868,978.07

                Aggregate Discounted Contract Balance of Additional Contracts
                   acquired during Collection Period                                                                          0.00

                Decline in Aggregate Discounted Contract Balance                                                      2,298,545.74
                                                                                                                    ---------------
                Aggregate Discounted Contract Balance, as defined in Indenture
                   Agreement, at the ending of the related Collection Period                                         51,570,432.33
                                                                                                                    ===============

                Components of Decline in Aggregate Discounted Contract Balance:
                    - Principal portion of Contract Payments  and Servicer Advances            1,630,644.85

                    - Principal portion of Prepayment Amounts                                    667,900.89

                    - Principal portion of Contracts repurchased under Indenture
                        Agreement Section 4.02                                                         0.00

                    - Aggregate Discounted Contract Balance of Contracts that
                        have become Defaulted Contracts during the Collection Period                   0.00

                    - Aggregate Discounted Contract Balance of Substitute
                        Contracts added during Collection Period                                       0.00

                    - Aggregate Discounted Contract Balance of Predecessor
                        Contracts withdrawn during Collection Period                                   0.00

                                                                                               -------------
                               Total Decline in Aggregate Discounted Contract Balance          2,298,545.74
                                                                                               =============

                                                                                                                    ---------------
       AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                            195,502,690.78
                                                                                                                    ===============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
         POOL A

                                                                                                     Predecessor
                                                          Discounted             Predecessor         Discounted
         Lease #        Lessee Name                       Present Value          Lease #             Present Value
         ------------------------------------------       -----------------      -------------       -----------------
                        NONE











                                                          ---------------------                      -----------------------
                                                 Totals:                 $0.00                                        $0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
         b) ADCB OF POOL A AT CLOSING DATE                                                                   $186,735,373.96
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
       & Servicing Agreement Section 7.02                                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                          YES                 NO     X



         POOL B                                                                                      Predecessor
                                                      Discounted                 Predecessor         Discounted
         Lease #        Lessee Name                   Present Value              Lease #             Present Value
         --------------------------------------       -------------------        --------------      ---------------------
                        NONE









                                                      ---------------------                          -----------------------
                                             Totals:                 $0.00                                            $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                   $86,877,354.94
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                               0.00%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES                 NO     X

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                          Predecessor
                                                              Discounted                 Predecessor     Discounted
        Lease #     Lessee Name                               Present Value              Lease #         Present Value
        -------------------------------------------           -------------------        -------------   -------------------
        1528-004    U.S. Neurological, Inc.                          $194,560.17         2042-202                $981,403.44
        2826-001    Newark Health Imaging, L.L.C.                    $789,368.50
        2875-008    MRI of River North, INC. et al                   $735,842.45         2314-004                $707,303.41
        2709-202    Symmorphix, Inc.                                 $390,173.53         2041-201                $526,898.39
        2712-201    Matric Semiconductor, Inc.                       $123,333.71         2041-202                 $87,853.47
        2712-202    Matric Semiconductor, Inc.                       $102,100.09
        3323-001    Open MRI Ohio I Ventures L.L.C.                $1,018,210.69         2659-001                $567,212.03
                    Cash                                             $116,213.37         2660-001                $567,212.03



                                                              -------------------                         --------------------
                                                     Totals:       $3,469,802.51                               $3,437,882.77

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         3,437,882.77
        b) ADCB OF POOL A AT CLOSING DATE                                                                    $186,735,373.96
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               1.84%



DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                         $1,134,424.06
b) Total discounted Contract Balance of Substitute Receivables                          $1,018,210.69
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                                         $116,213.37

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES     X                     NO




        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                Discounted                 Predecessor        Discounted
        Lease #     Lessee Name                                 Present Value              Lease #            Present Value
        ------------------------------------------------  --------------------------      --------------      --------------------
        3313-001    Open MRI Missouri Ventures, LLC                  $1,103,064.69         1004-501                    $60,739.26
        3313-003    Open MRI Missouri Ventures, LLC                  $1,035,735.31         1004-502                    $60,739.26
        3309-002    Open MRI Illinois Ventures, LLC                    $998,471.79         2786-001                 $3,010,223.86







                                                                -------------------                           --------------------
                                                       Totals:       $3,137,271.79                                  $3,131,702.38

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $3,131,702.38
        b) ADCB OF POOL B AT CLOSING DATE                                                                          $86,877,354.94
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    3.60%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180
        DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY
        PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                         $3,131,702.38
b) Total discounted Contract Balance of Substitute Receivables                          $3,137,271.78
c) If (a) > (b), amount to be deposited in Collection Account per Contribution
   & Servicing Agreement Section 7.02                                                       -$5,569.40

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                       YES     X                  NO

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 14, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
        This Month                              1,293,548.30          This Month                             195,502,690.78
        1 Month Prior                           5,894,631.89          1 Month Prior                          201,965,361.94
        2 Months Prior                          5,794,538.61          2 Months Prior                         209,415,407.93

        Total                                  12,982,718.80          Total                                  606,883,460.65

        A) 3 MONTH AVERAGE                      4,327,572.93          B) 3 MONTH AVERAGE                     202,294,486.88

        c) a/b                                         2.14%


2.      Does a Delinquency Condition Exist (1c > 6%)?
                                                                                    Yes               No      X
                                                                                        -----------      --------------

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                       Yes               No      X
                                                                                        -----------      --------------
        B. An Indenture Event of Default has occurred and is then continuing?       Yes               No      X
                                                                                        -----------      --------------

4.      Has a Servicer Event of Default occurred?                                   Yes               No      X
                                                                                        -----------      --------------


5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                            Yes               No      X
                                                                                        -----------      --------------
        B. Bankruptcy, insolvency, reorganization; default/violation of any
             covenant or obligation not remedied within 90 days?                    Yes               No      X
                                                                                        -----------      --------------
        C. As of any Determination date, the sum of all defaulted contracts
             since the Closing date exceeds 6% of the ADCB on the Closing Date?     Yes               No      X
                                                                                        -----------      --------------




6.      Aggregate Discounted Contract Balance at Closing Date                       Balance  $ 273,612,728.90
                                                                                             -----------------


        DELINQUENT LEASE SUMMARY

                    Days Past Due                      Current Pool Balance                               # Leases
                          31 - 60                              5,343,458.55                                     27
                          61 - 90                              1,483,690.17                                      9
                         91 - 180                              1,293,548.30                                     28



        Approved By:
        Matthew E. Goldenberg
        Vice President
        Structured Finance and Securitization